Free Writing Prospectus (To the prospectus dated April 4, 2011, as supplemented by the preliminary prospectus supplement dated June 11, 2012)	Filed Pursuant to Rule 433 Registration Statement No. 333-173299 June 12, 2012

ABOUT PRODUCTS & SERVICES AUCTIONS BOND STORE TRADING UNIVERSITY THINK CUSTOMER SERVICE OPEN ACCOUNT LOGIN 1.800.524.8875 AUCTIONS DIRECTORY ISSUERS AUCTIONS UNIVERSITY DEMOS HOME :: AUCTION #6057 View Auction Zions Bancorporation Senior Note / 4 Year Corporates 4.00% 06/20/16 Sr Unsecured | S&P: BBB- | Fitch: BBB- | DBRS: BBB(low) | CUSIP: 989701BC0 Auction Status: ACCEPTING BIDS Security Type: Corporate Bonds Auction Start: 6/12/2012 3:00 PM EDT Issue Type: Primary Auction End: 6/13/2012 3:00 PM EDT Coupon: 4.000% Last Update: 6/12/2012 4:03:38 PM EDT Maturity Date: 6/20/2016 Offering Documents Auction Details ISSUE INFORMATION BIDDING INFORMATION Call Feature: Non-callable Number of Bidders: 99 Settlement Date: 6/20/2012 Number of Bids: 106 First Interest Date: 12/20/2012 Market-Clearing Price: 97.500000 Int. Frequency: Semi-Annually Current Market-Clearing Yield: 4.693% Day Basis: 30/360 Before submitting bids in this auction you must CUSIP Number: 989701BC0 Principal Offered: $ 200,000,000.00 Register or Sign In. Units Offered: 200000 Denomination: $ 1,000.00 Min. Price: 97.500000 Max. Price: 102.000000 Note: This page will check for updates every minute. Zions Bancorporation has filed a registration statement (Registration Statement No. 333-173299, including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus dated April 4, 2011 contained in that registration statement, the preliminary prospectus supplement dated June 11, 2012 and other documents Zions Bancorporation has filed with the SEC for more complete information about Zions Bancorporation and this offering. You may get these documents and other documents Zions Bancorporation has filed for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, you may request these documents by calling Deutsche Bank Securities Inc. toll-free at 1-800-503-4611. *The current Market-Clearing Yield/Final Auction Yield is calculated as Yield to Worst (YTW) which is the lowest yield of yield to maturity, yield to call, yield to put, or other yields when a bond is callable, puttable, exchangeable, or has other features. If a bond is called, put or exchanged before maturity, the bondholder only earns interest on the time that has elapsed between purchasing the bond and its early redemption. The resulting yield is less than what would have been earned had the bond been held until maturity. NEWSLETTER Get market information, auction updates, new-issue alerts, and more. It’s weekly and it’s free! Email Address Investment Products: Not FDIC Insured No Bank Guarantee May Lose Value Bank Deposits and Certificates of Deposit (CDs) are FDIC Insured up to Applicable Limits Securities products and services offered by Zions Direct, Member FINRA / SIPC, a non-bank subsidiary of Zions Bank. Affiliates of Zions Bank or other issuers may purchase CDs or securities through the auction process. The market clearing yield may be lower due to the participation of an affiliate in the auction which may benefit the affiliated issuer. Our Affiliates:

OTHER PRODUCTS CONTACT US ABOUT US SITE MAP PRIVACY POLICY TERMS AND CONDITIONS Please direct questions regarding the website or bidding procedures to the Auction Administrator. You may also call our Investment Center at 800-524-8875 from 8am to Midnight Eastern Time.

ZDTEST :: HOME :: AUCTION #6057 *The current Market-Clearing Yield/Final Auction Yield is calculated as Yield to Worst (YTW) which is the lowest yield of yield to maturity, yield to call, yield to put, or other yields when a bond is callable, puttable, exchangeable, or has other features. If a bond is called, put or exchanged before maturity, the bondholder only earns interest on the time that has elapsed between purchasing the bond and its early redemption. The resulting yield is less than what would have been earned had the bond been held until maturity. Bidding Qualification 4.00% 06/20/16 Sr Unsecured | S&P: BBB- | Fitch: BBB- | DBRS: BBB(low) | CUSIP: 989701BC0 Please confirm your agreement with each of the following by checking the box next to each statement. I agree that the following contact information is correct: NAME: Test For Zions Direct E-MAIL: auctions@zionsdirect.com TELEPHONE: 800-524-8875 I have accessed or received the Offering Documents. I understand that the Corporate Notes that I am bidding for are securities and are not insured by the FDIC, are not deposits of any bank and may lose value. All securities are subject to investment risks, including possible loss of the principal invested. By participating in this auction, I declare that my investment objective(s), time horizon and risk tolerance allow for the purchase of the securities being offered. Furthermore, I authorize Zions Direct to update my investor profile, if needed, to align my profile with this purchase. I understand that Zions Direct is committed to conducting fair, open, and transparent auctions for the benefit of all participants. Zions Direct will not tolerate or conduct business with anyone who attempts to disrupt or manipulate the process for any auction. I agree that by participating in this auction I will not be engaging in any such attempt. I Agree I DO NOT Agree Zions Bancorporation Senior Note / 4 Year Corporates Zions Bancorporation has filed a registration statement (Registration Statement No. 333-173299, including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus dated April 4, 2011 contained in that registration statement, the preliminary prospectus supplement dated June 11, 2012 and other documents Zions Bancorporation has filed with the SEC for more complete information about Zions Bancorporation and this offering. You may get these documents and other documents Zions Bancorporation has filed for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, you may request these documents by calling Deutsche Bank Securities Inc. toll-free at 1-800-503-4611. Our Affiliates: Investment Products: Not FDIC Insured No Bank Guarantee May Lose Value Bank Deposits and Certificates of Deposit (CDs) are FDIC Insured up to Applicable Limits Securities products and services offered by Zions Direct, Member FINRA / SIPC, a non-bank subsidiary of Zions Bank. Affiliates of Zions Bank or other issuers may purchase CDs or securities through the auction process. The market clearing yield may be lower due to the participation of an affiliate in the auction which may benefit the affiliated issuer. NEWSLETTER Get market information, auction updates, new-issue alerts, and more. It’s weekly and it’s free! Email Address OTHER PRODUCTS CONTACT US ABOUT US SITE MAP PRIVACY POLICY TERMS AND CONDITIONS Please direct questions regarding the website or bidding procedures to the Auction Administrator. You may also call our Investment Center at 800-524-8875 from 8am to Midnight Eastern Time. AUCTIONS DIRECTORY ISSUERS AUCTIONS UNIVERSITY DEMOS MY ACCOUNT ABOUT

ZIONS DIRECT

ABOUT PRODUCTS & SERVICES AUCTIONS BOND STORE TRADING UNIVERSITY THINK CUSTOMER SERVICEZDMIS01 :: HOME :: AUCTION #6057 *The current Market-Clearing Yield/Final Auction Yield is calculated as Yield to Worst (YTW) which is the lowest yield of yield to maturity, yield to call, yield to put, or other yields when a bond is callable, puttable, exchangeable, or has other features. If a bond is called, put or exchanged before maturity, the bondholder only earns interest on the time that has elapsed between purchasing the bond and its early redemption. The resulting yield is less than what would have been earned had the bond been held until maturity. Bidding Qualification 4.00% 06/20/16 Sr Unsecured | S&P: BBB- | Fitch: BBB- | DBRS: BBB(low) | CUSIP: 989701BC0 Please confirm your agreement with each of the following by checking the box next to each statement. I agree that the following bidder identification is correct: Customer Username: zdmis01 I have accessed or received the Offering Documents. I understand that the Notes that I am bidding for are securities and are not insured by the FDIC, are not deposits of any bank and may lose value. All securities are subject to investment risks, including possible loss of the principal invested. By participating in this auction, I declare that my investment objective(s), time horizon and risk tolerance allow for the purchase of the securities being offered. I understand that Zions Direct is committed to conducting fair, open, and transparent auctions for the benefit of all participants. Zions Direct will not tolerate or conduct business with anyone who attempts to disrupt or manipulate the process for any auction. I agree that by participating in this auction I will not be engaging in any such attempt. I Agree I DO NOT Agree Zions Bancorporation Senior Note / 4 Year Corporates Zions Bancorporation has filed a registration statement (Registration Statement No. 333-173299, including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus dated April 4, 2011 contained in that registration statement, the preliminary prospectus supplement dated June 11, 2012 and other documents Zions Bancorporation has filed with the SEC for more complete information about Zions Bancorporation and this offering. You may get these documents and other documents Zions Bancorporation has filed for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, you may request these documents by calling Deutsche Bank Securities Inc. toll-free at 1-800-503-4611. Our Affiliates: Investment Products: Not FDIC Insured No Bank Guarantee May Lose Value Bank Deposits and Certificates of Deposit (CDs) are FDIC Insured up to Applicable Limits Securities products and services offered by Zions Direct, Member FINRA / SIPC, a non-bank subsidiary of Zions Bank. Affiliates of Zions Bank or other issuers may purchase CDs or securities through the auction process. The market clearing yield may be lower due to the participation of an affiliate in the auction which may benefit the affiliated issuer. NEWSLETTER Get market information, auction updates, new-issue alerts, and more. It’s weekly and it’s free! Email Address OTHER PRODUCTS CONTACT US ABOUT US SITE MAP PRIVACY POLICY TERMS AND CONDITIONS Please direct questions regarding the website or bidding procedures to the Auction Administrator. You may also call our Investment Center at 800-524-8875 from 8am to Midnight Eastern Time. AUCTIONS DIRECTORY ISSUERS AUCTIONS UNIVERSITY DEMOS MY ACCOUNT ABOUT PRODUCTS & SERVICES AUCTIONS BOND STORE TRADING UNIVERSITY THINK CUSTOMER SERVICE OPEN ACCOUNT LOGOUT 1.800.524.8875

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SERVICES AUCTIONS BOND STORE TRADING UNIVERSITY THINK CUSTOMER SERVICE OPEN ACCOUNT LOGOUT 1.800.524.8875 AUCTION #6057 Bid Page Auction Status: ACCEPTING BIDS Auction Start: 6/12/2012 3:00 PM EDT Auction End: 6/13/2012 3:00 PM EDT Last Update: 6/12/2012 4:07:26 PM EDT Security Type: Corporate Bonds Issue Type: Primary Coupon: 4.000% Maturity Date: 6/20/2016 Offering Documents Bid Limit: $ 250,000.00 Calculate/Refresh Submit 4.00% 06/20/16 Sr Unsecured | S&P: BBB- | Fitch: BBB- | DBRS: BBB(low) | CUSIP: 989701BC0 Auction Details ZDTEST Current Market-Clearing Yield*: 4.693% Current Market-Clearing Price: 97.500000 AUCTION BIDS Units Price - OR - Yield Submitted “In the Money” Amount Due 1% 2% 3% 4% 5 % Auction Activity Current Market-Clearing Yield*: 4.693% Current Market-Clearing Price: 97.500000 Bidder Units Bid Price Bid Yield Timestamp Potential Award Potential Amount Due #31287 11 -- -- 6/12/2012 3:01:07 PM 11 units $ 10,725.00 #31290 60 -- -- 6/12/2012 3:02:15 PM 60 units $ 58,500.00 #31286 50 -- -- 6/12/2012 3:02:33 PM 50 units $ 48,750.00 #31293 30 -- -- 6/12/2012 3:03:13 PM 30 units $ 29,250.00 #31288 110 -- -- 6/12/2012 3:03:55 PM 110 units $ 107,250.00 #31297 10 -- -- 6/12/2012 3:04:07 PM 10 units $ 9,750.00 #31243 5 -- -- 6/12/2012 3:04:36 PM 5 units $ 4,875.00 #31301 20 -- -- 6/12/2012 3:04:54 PM 20 units $ 19,500.00 #31292 200 -- -- 6/12/2012 3:05:26 PM 200 units $ 195,000.00 #31295 15 -- -- 6/12/2012 3:06:36 PM 15 units $ 14,625.00 Zions Bancorporation Senior Note / 4 Year Corporates AUCTIONS DIRECTORY ISSUERS AUCTIONS UNIVERSITY DEMOS MY ACCOUNT

#31329 12 -- -- 6/12/2012 3:08:18 PM 12 units $ 11,700.00 #31299 20 -- -- 6/12/2012 3:08:29 PM 20 units $ 19,500.00 #31331 200 -- -- 6/12/2012 3:09:11 PM 200 units $ 195,000.00 #31333 18 -- -- 6/12/2012 3:10:03 PM 18 units $ 17,550.00 #31303 15 -- -- 6/12/2012 3:10:09 PM 15 units $ 14,625.00 #31335 11 -- -- 6/12/2012 3:10:52 PM 11 units $ 10,725.00 #31337 3 -- -- 6/12/2012 3:11:40 PM 3 units $ 2,925.00 #31339 150 -- -- 6/12/2012 3:12:27 PM 150 units $ 146,250.00 #31350 10 -- -- 6/12/2012 3:15:00 PM 10 units $ 9,750.00 #31328 20 -- -- 6/12/2012 3:15:02 PM 20 units $ 19,500.00 #31330 2 -- -- 6/12/2012 3:16:53 PM 2 units $ 1,950.00 #31332 7 -- -- 6/12/2012 3:18:22 PM 7 units $ 6,825.00 #31334 10 -- -- 6/12/2012 3:20:12 PM 10 units $ 9,750.00 #31336 5 -- -- 6/12/2012 3:21:32 PM 5 units $ 4,875.00 #31338 5 -- -- 6/12/2012 3:22:58 PM 5 units $ 4,875.00 #31342 50 -- -- 6/12/2012 3:25:10 PM 50 units $ 48,750.00 #31349 250 -- -- 6/12/2012 3:31:45 PM 250 units $ 243,750.00 #31351 2,000 -- -- 6/12/2012 3:34:42 PM 2,000 units $ 1,950,000.00 #25508 110 -- -- 6/12/2012 3:11:24 PM 110 units $ 107,250.00 #31305 40 -- -- 6/12/2012 3:05:46 PM 40 units $ 39,000.00 #31312 7 -- -- 6/12/2012 3:06:36 PM 7 units $ 6,825.00 #31323 40 -- -- 6/12/2012 3:07:29 PM 40 units $ 39,000.00 #31307 30 -- -- 6/12/2012 3:11:53 PM 30 units $ 29,250.00 #31314 25 -- -- 6/12/2012 3:13:21 PM 25 units $ 24,375.00 #31366 50 -- -- 6/12/2012 3:16:27 PM 50 units $ 48,750.00 #31368 50 -- -- 6/12/2012 3:18:35 PM 50 units $ 48,750.00 #31367 50 -- -- 6/12/2012 3:37:11 PM 50 units $ 48,750.00 #31369 50 -- -- 6/12/2012 3:38:29 PM 50 units $ 48,750.00 #31376 10 -- -- 6/12/2012 3:50:45 PM 10 units $ 9,750.00 #31348 25 -- -- 6/12/2012 3:14:03 PM 25 units $ 24,375.00 #31370 10 -- -- 6/12/2012 3:19:19 PM 10 units $ 9,750.00 #31346 20 -- -- 6/12/2012 3:27:23 PM 20 units $ 19,500.00 #12279 200 -- -- 6/12/2012 3:31:39 PM 200 units $ 195,000.00

The current Market-Clearing Yield/Final Auction Yield is calculated as Yield to Worst (YTW) which is the lowest yield of yield to maturity, yield to call, yield to put, or other yields when a bond is callable, puttable, exchangeable, or has other features. If a bond is called, put or exchanged before maturity, the bondholder only earns interest on the time that has elapsed between purchasing the bond and its early redemption. The resulting yield is less than what would have been earned had the bond been held until maturity. Page 1 of 3 #31373 35 -- -- 6/12/2012 3:43:12 PM 35 units $ 34,125.00 #31377 100 -- -- 6/12/2012 3:56:48 PM 100 units $ 97,500.00 #31379 45 -- -- 6/12/2012 4:07:18 PM 45 units $ 43,875.00 #31242 5 -- -- 6/12/2012 3:02:12 PM 5 units $ 4,875.00 #31244 11 -- -- 6/12/2012 3:03:14 PM 11 units $ 10,725.00 #31260 50 -- -- 6/12/2012 3:03:56 PM 50 units $ 48,750.00 #31261 50 -- -- 6/12/2012 3:06:23 PM 50 units $ 48,750.00 Auction Totals: 75,619 units $ 73,728,525.00 Note: This page will check for updates every minute. Zions Bancorporation has filed a registration statement (Registration Statement No. 333-173299, including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus dated April 4, 2011 contained in that registration statement, the preliminary prospectus supplement dated June 11, 2012 and other documents Zions Bancorporation has filed with the SEC for more complete information about Zions Bancorporation and this offering. You may get these documents and other documents Zions Bancorporation has filed for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, you may request these documents by calling Deutsche Bank Securities Inc. toll-free at 1-800-503-4611. Our Affiliates: Investment Products: Not FDIC Insured No Bank Guarantee May Lose Value Bank Deposits and Certificates of Deposit (CDs) are FDIC Insured up to Applicable Limits Securities products and services offered by Zions Direct, Member FINRA / SIPC, a non-bank subsidiary of Zions Bank. Affiliates of Zions Bank or other issuers may purchase CDs or securities through the auction process. The market clearing yield may be lower due to the participation of an affiliate in the auction which may benefit the affiliated issuer. NEWSLETTER Get market information, auction updates, new-issue alerts, and more. It’s weekly and it’s free! Email Address OTHER PRODUCTS CONTACT US ABOUT US SITE MAP PRIVACY POLICY TERMS AND CONDITIONS Please direct questions regarding the website or bidding procedures to the Auction Administrator. You may also call our Investment Center at 800-524-8875 from 8am to Midnight Eastern Time.

Submission Bid Limit: $ 250,000.00 I confirm the bids shown in the table above. Cancel Confirm 4.00% 06/20/16 Sr Unsecured | S&P: BBB- | Fitch: BBB- | DBRS: BBB(low) | CUSIP: 989701BC0 Bidder Bid # Units @ Price Yield Max. Award Max. Amt. Due Status ZDTEST 1 1 @ 100.000000 4.000% 1 Units $ 1,000.00 NEW I understand that I could be responsible for up to $ 1,000.00 on my award. Zions Bancorporation Senior Note / 4 Year Corporates Zions Bancorporation has filed a registration statement (Registration Statement No. 333-173299, including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus dated April 4, 2011 contained in that registration statement, the preliminary prospectus supplement dated June 11, 2012 and other documents Zions Bancorporation has filed with the SEC for more complete information about Zions Bancorporation and this offering. You may get these documents and other documents Zions Bancorporation has filed for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, you may request these documents by calling Deutsche Bank Securities Inc. toll-free at 1-800-503-4611. Our Affiliates: Investment Products: Not FDIC Insured No Bank Guarantee May Lose Value Bank Deposits and Certificates of Deposit (CDs) are FDIC Insured up to Applicable Limits Securities products and services offered by Zions Direct, Member FINRA / SIPC, a non-bank subsidiary of Zions Bank. Affiliates of Zions Bank or other issuers may purchase CDs or securities through the auction process. The market clearing yield may be lower due to the participation of an affiliate in the auction which may benefit the affiliated issuer. NEWSLETTER Get market information, auction updates, new-issue alerts, and more. It’s weekly and it’s free! Email Address OTHER PRODUCTS CONTACT US ABOUT US SITE MAP PRIVACY POLICY TERMS AND CONDITIONS Please direct questions regarding the website or bidding procedures to the Auction Administrator. You may also call our Investment Center at 800-524-8875 from 8am to Midnight Eastern Time. AUCTIONS DIRECTORY ISSUERS AUCTIONS UNIVERSITY DEMOS MY ACCOUNT *The current Market-Clearing Yield/Final Auction Yield is calculated as Yield to Worst (YTW) which is the lowest yield of yield to maturity, yield to call, yield to put, or other yields when a bond is callable, puttable, exchangeable, or has other features. If a bond is called, put or exchanged before maturity, the bondholder only earns interest on the time that has elapsed between purchasing the bond and its early redemption. The resulting yield is less than what would have been earned had the bond been held until maturity.